Balance Sheet Components - Schedule Of Estimated Future Amortization Expense Of Acquired Intangible Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021 (remainder)	$ 1,922
2022	3,843
2023	3,843
2024	3,006
2025	2,165
Total	$ 14,779	$ 0